Exhibit 99.1  Capital City Bank Group, Inc.'s Press Release, dated
              July 26, 2005



[CCBG LOGO]                                          For Information Contact:
Corporate Headquarters                                     J. Kimbrough Davis
217 North Monroe Street                              Executive Vice President
Tallahassee, FL 32301                                 Chief Financial Officer
                                                                 850-671-0431

                                                                 News Release
                                          For Immediate Release July 26, 2005

                   CAPITAL CITY BANK GROUP, INC. REPORTS
                        SECOND QUARTER EARNINGS OF
                $0.44 PER DILUTED SHARE, UP 15.8% FROM 2004


HIGHLIGHTS

* Quarterly earnings totaled $7.9 million, or $0.44 per share, an increase of 22.1% and 15.8%, respectively, over the second quarter of 2004.

* Strong growth in operating revenues reflects 28.9% growth in net interest income and 9.2% increase in noninterest income.

* Improvement in net interest margin as reflected by an 8 basis point improvement over the second quarter of 2004 and a 15 basis point improvement over the first quarter of 2005 - second quarter net interest margin of 5.07% continues to significantly exceed peer group.

* Lower loan loss provision due to continued strong credit quality as reflected by a nonperforming asset ratio of .30% and an annualized net charge-off ratio of .08%.

* Consummated the acquisition of First Alachua Banking Corporation ($230.0 million in assets) in May 2005.




EARNINGS HIGHLIGHTS

                                                            Three Months Ended             Six Months Ended
                                                     --------------------------------    --------------------
                                                     June 30,    March 31,   June 30,    June 30,    June 30,
(Dollars in thousands, except per share data)<F1>      2005        2005        2004        2005        2004
-------------------------------------------------------------------------------------------------------------
EARNINGS
Net Income                                           $ 7,868       6,377       6,443      14,245      11,290
Diluted Earnings Per Common Share                       0.44        0.36        0.38        0.80        0.68
-------------------------------------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                               11.35%       9.91       12.33       10.66       10.90
Return on Average Assets                                1.28        1.12        1.34        1.21        1.21
Net Interest Margin                                     5.07        4.92        4.99        4.99        4.93
Noninterest Income as % of Operating Revenue           30.75       31.06       34.39       30.89       34.03
Efficiency Ratio                                       63.56       67.06       63.87       65.23       65.87
-------------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                                   11.96%      11.52       10.98       11.96       10.98
Total Capital Ratio                                    12.91       12.39       11.86       12.91       11.86
Leverage Ratio                                          9.28        9.03        8.34        9.28        8.34
Equity to Assets                                       11.23       11.07       10.35       11.23       10.35


                                 1


                                                            Three Months Ended             Six Months Ended
                                                     --------------------------------    --------------------
                                                     June 30,    March 31,   June 30,    June 30,    June 30,
(Dollars in thousands, except per share data)<F1>      2005        2005        2004        2005        2004
-------------------------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans                289.12%     302.13      452.82      289.12      452.82
Allowance as a % of Loans                               0.85        0.87        0.90        0.85        0.90
Net Charge-Offs as % of Average Loans                   0.08        0.09        0.18        0.08        0.23
Nonperforming Assets as % of Loans and ORE              0.30        0.31        0.27        0.30        0.27
-------------------------------------------------------------------------------------------------------------
STOCK PERFORMANCE
High                                                 $ 33.46       33.60       34.52       33.60       36.44
Low                                                    28.02       29.30       28.40       28.02       28.40
Close                                                $ 32.32       32.41       31.67       32.32       31.67
Average Daily Trading Volume                          23,792      21,025      15,367      22,442      12,889
-------------------------------------------------------------------------------------------------------------

<F1> All share and per share data have been restated to reflect the 5-for-4 stock split effective July 1, 2005.



Capital City Bank Group, Inc. (NASDAQ: CCBG) reported earnings for the second quarter totaling $7.9 million, or $0.44 per diluted share. This compares to $6.4 million, or $0.38 per diluted share in the second quarter of 2004, increases of 22.1% and 15.8%, respectively. Results include the acquisition of the First National Bank of Alachua, which closed on May 20, 2005. The Return on Average Assets was 1.28% and the Return on Average Equity was 11.35%, compared to 1.34% and 12.33%, respectively, for the comparable period in 2004.

The growth in earnings was attributable to an increase in operating revenue of $7.1 million, or 22.1%, and a decrease of $192,000, or 33.1% in the loan loss provision, partially offset by an increase in noninterest expense of $5.0 million, or 23.1%, and a higher income tax provision of $860,000, or 24.9%. The increase in operating revenues reflects a 28.9% increase in net interest income and a 9.2% increase in noninterest income. Net interest income increased as a result of earning asset growth and an improving net interest margin. The lower loan loss provision is reflective of continued strong credit quality. Higher deposit service charge fees, merchant fees and other income drove the increase in noninterest income. The increase in noninterest expense reflects higher operating costs associated with the integration of two recent acquisitions, which added 12 new offices to the Capital City franchise.

William G. Smith, Jr., Chairman, President and CEO, stated, "I am very pleased with the quality of our earnings performance in the second quarter. Strong loan growth, historically low credit costs and growing noninterest income each contributed to the Company's strong performance. As interest rates continue to rise, the short duration of our asset portfolios is having a positive and significant impact on our net interest margin as asset yields have increased 23 basis points over the first quarter and the net yield on earning assets has risen 15 basis points. Our "Absolutely Free Checking" strategy continues to produce excellent results and Capital City has momentum as we move into the second half of 2005."

Taxable equivalent net interest income in the second quarter increased $6.1 million, or 28.4% and $2.6 million, or 10.3%, as compared to the second quarter of 2004 and the first quarter of 2005, respectively. Improvement in both periods reflects growth from acquisitions, continued strong loan growth in existing markets, and an improvement in the net interest margin. The net interest margin increased 8 basis points from the second quarter of 2004 and 15 basis points from the first quarter of 2005 to a level of 5.07%, attributable to higher asset yields. Both earning asset yields and funding costs increased during the second quarter as a result of the continued rate hikes by the Federal Reserve.

Provision for loan losses of $388,000 for the quarter was lower than the second quarter of 2004 due to a lower level of net charge-offs. Net charge-offs totaled $362,000, or .08% of average loans for the quarter compared to $649,000, or .18% for the second quarter of 2004. At quarter-end the allowance for loan losses was .85% of outstanding loans and provided coverage of 289% of nonperforming loans.

Noninterest income increased $1.0 million, or 9.2%, from the second quarter of 2004 primarily due to higher deposit service charge fees, merchant fees, and other income. The increase in deposit service charge fees is due to the growth in deposit accounts, partially attributable to recent acquisitions, a fee structure change implemented in mid-2004, and an increase in non-sufficient funds (NSF) and overdraft fees due to increased NSF activity. The improvement in merchant fees directly correlates with the growth in merchant card processing volume. Noninterest income was 2.0% of average assets and represented 30.8% of operating revenue. This compares to 2.3% and 34.4%, respectively, for the second quarter of 2004. The reduction in noninterest income relative to total operating revenue reflects the significant growth in net interest income, which increased $6.1 million, or 28.9% over the period.

Noninterest expense grew by $5.0 million, or 23.1%, compared to the second quarter of 2004. Higher expense for compensation, occupancy, professional fees, intangible amortization, and merger expense were the primary reasons for the increase. The increase in compensation was driven by higher expense for associate salaries and benefits primarily reflective of the integration of associates from the acquisitions in 2004 and 2005, and higher performance based compensation. The increase in occupancy was driven by higher expense for depreciation, maintenance and repair, and property taxes, primarily attributable to the increase in the number of banking offices, and higher expense for core processing and other software maintenance agreements. The increase in professional fees is attributable to higher expense for external audit fees. The increases in intangible amortization and merger expense are reflective of the Company's recent acquisitions.

Average earning assets for the quarter increased $448.8 million, or 26.1%, over the comparable quarter in 2004. The increase in earning assets is primarily attributable to an increase in average loans of $441.5 million reflecting acquisitions and strong organic loan growth. Excluding the acquisition of First National Bank of Alachua, period-end loans increased $81.9 million, or 4.4% over the first quarter of 2005.

Nonperforming assets of $6.2 million increased from the second quarter of 2004 by $2.1 million and represented .30% of total loans and other real estate at quarter-end. This compares to .27% and .29%, respectively, for the second and fourth quarters of 2004. The increase in the level of nonperforming assets is primarily due to one large commercial real estate loan for which the bank recently received a deed in lieu of foreclosure. Management expects no significant loss upon the disposition of this asset.

Average total deposits increased $393.5 million, or 25.6% from the second quarter of 2004, driven by a $279.1 million increase in nonmaturity deposits and a $114.4 million increase in certificates of deposits. These increases are primarily reflective of recent acquisitions.

The Company ended the second quarter with approximately $13.0 million in average net overnight funds sold as compared to $25.0 million in net overnight funds sold in the second quarter of 2004 and $1.0 million in net overnight funds purchased for the prior quarter. The decline from the second quarter of 2004 is primarily reflective of the Company's significant loan growth. The improvement from the prior quarter is a result of the liquidity generated in the acquisition of First National Bank of Alachua.


ABOUT CAPITAL CITY BANK
Capital City Bank Group, Inc. is a $2.63 billion financial services company headquartered in Tallahassee, Florida, providing traditional deposit and credit services, asset management, trust, mortgage banking, bankcards, data processing and securities brokerage services. Founded in 1895, Capital City Bank has 68 banking offices, six mortgage lending offices, 79 ATMs and 11 Bank 'N Shop locations in Florida, Georgia and Alabama. For more information about Capital City Bank Group, Inc. visit us on the Web at http://www.ccbg.com.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release, that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that have been described in Capital City Bank Group's annual report on Form 10-K for the fiscal year ended December 31, 2004, and the Company's other filings with the Securities and Exchange Commission. These uncertainties and risks could cause future results to differ materially from those anticipated by such statements.


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------------------
                                                             2005                        2004               Six Months Ended
                                                      ------------------     ----------------------------       June 30,
                                                      Second      First      Fourth      Third     Second   ----------------
(Dollars in thousands, except per share data)<F1>     Quarter    Quarter     Quarter    Quarter    Quarter    2005     2004
----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                           $ 32,105     28,842      28,097     23,316     22,922    60,947  44,194
Interest on Investment Securities                       1,447      1,473       1,485      1,197      1,227     2,920   2,403
Interest on Funds Sold                                    358        159         348        147        116       517     338
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Income                             33,910     30,474      29,930     24,660     24,265    64,384  46,935
----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on Deposits                                    4,618      4,309       4,102      2,434      2,385     8,927   4,779
Interest on Short-term Borrowings                         734        450         402        332        249     1,184     536
Interest on Subordinated Note Payable                     667        441         294          -          -     1,108       -
Interest on Long-term Debt                                769        720         836        642        587     1,489   1,084
----------------------------------------------------------------------------------------------------------------------------
Total Interest Expense                                  6,788      5,920       5,634      3,408      3,221    12,708   6,399
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                    27,122     24,554      24,296     21,252     21,044    51,676  40,536
Provision for Loan Losses                                 388        410         300        300        580       798   1,541
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses    26,734     24,144      23,996     20,952     20,464    50,878  38,995
============================================================================================================================
NONINTEREST INCOME
Service Charge Revenue                                  5,035      4,348       4,716      4,487      4,427     9,383   8,371
Data Processing Revenue                                   650        607         640        652        703     1,257   1,336
Fees for Trust Services                                 1,013      1,112       1,281      1,035        950     2,125   1,691
Retail Brokerage Fees                                     313        299         324        316        396       612     759
Invest Sec Gain (Losses)                                    -          -           7        (13)        19         -      19
Mortgage Banking Revenue                                1,036        763         722        806        986     1,799   1,680
Merchant Fees                                           1,532      1,564       1,379      1,230      1,278     3,096   2,526
Interchange Fees                                          535        491         458        537        660     1,026   1,234
Gain on Sale of Credit Cards                                -          -         324      6,857          -         -       -
ATM/Debit Card Fees                                       536        538         549        494        482     1,074     964
Other                                                   1,391      1,338       1,520      1,320      1,130     2,729   2,332
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                          12,041     11,060      11,920     17,721     11,031    23,101  20,912
============================================================================================================================
NONINTEREST EXPENSE
Compensation                                           13,187     12,560      11,830     10,966     10,809    25,747  21,549
Premises                                                2,035      1,937       1,880      1,828      1,749     3,972   3,366
FF&E                                                    2,192      2,112       2,179      2,174      1,977     4,304   4,040
Intangible Amortization                                 1,296      1,196       1,151        921        926     2,492   1,752
Other Expense                                           7,886      7,462       7,877      5,744      6,140    15,348  11,969
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                         26,596     25,267      24,917     21,633     21,601    51,863  42,676
============================================================================================================================

OPERATING PROFIT                                       12,179      9,937      10,999     17,040      9,894    22,116  17,231
Provision for Income Taxes                              4,311      3,560       3,737      6,221      3,451     7,871   5,941
----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                           $  7,868      6,377       7,262     10,819      6,443    14,245  11,290
============================================================================================================================
PER SHARE DATA <F1>
Basic Earnings                                       $   0.44       0.36        0.40       0.66       0.38      0.80    0.68
Diluted Earnings                                         0.44       0.36        0.40       0.66       0.38      0.80    0.68
Cash Dividends                                       $  0.152      0.152       0.152      0.144      0.144     0.304   0.288
AVERAGE SHARES <F1>
Basic                                                  18,094     17,700      17,444     16,604     16,593    17,898  16,585
Diluted                                                18,102     17,708      17,451     16,609     16,596    17,909  16,589
============================================================================================================================

<F1> All share and per share data have been restated to reflect the 5-for-4 stock split effective July 1, 2005.


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
===============================================================================================================
                                                              2005                          2004
                                                     ----------------------  ----------------------------------
                                                      Second       First       Fourth      Third       Second
(Dollars in thousands, except per share data)<F1>     Quarter      Quarter     Quarter     Quarter     Quarter
---------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                             $  117,921      92,868      87,039      90,458      97,154
Funds Sold                                              59,062      57,115      74,506      47,352     107,399
---------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                   176,983     149,983     161,545     137,810     204,553
Investment Securities, Available-for-Sale              195,860     190,945     210,240     156,675     183,732
Loans, Net of Unearned
  Commercial & Industrial                              214,983     196,632     206,474     187,862     187,530
  Real Estate Construction                             148,462     151,143     140,190     119,248     108,422
  Real Estate Mortgage                                 713,619     639,637     655,426     473,874     466,437
  Real Estate Residential                              519,441     437,520     425,765     375,109     348,917
  Real Estate Home Equity                              160,767     151,464     150,061     145,408     133,729
  Consumer                                             242,922     223,145     222,207     212,847     216,553
  Credit Card                                               49          48          41         170      22,636
  Other Loans                                           43,217      42,046      24,549      21,530      32,572
  Overdrafts                                             3,314       2,168       4,112       4,602       4,701
---------------------------------------------------------------------------------------------------------------
     Total Loans, Net of Unearned                    2,046,774   1,843,803   1,828,825   1,540,650   1,521,497
  Allowance for Loan Losses                            (17,451)    (16,040)    (16,037)    (12,328)    (13,657)
---------------------------------------------------------------------------------------------------------------
     Loans, Net                                      2,029,323   1,827,763   1,812,788   1,528,322   1,507,840
Premises and Equipment                                  69,294      60,443      58,963      56,281      56,263
Intangible Assets                                      113,081      79,139      80,305      39,720      40,608
Other Assets                                            45,344      40,819      40,172      32,985      33,834
---------------------------------------------------------------------------------------------------------------
     Total Other Assets                                227,719     180,401     179,440     128,986     130,705
---------------------------------------------------------------------------------------------------------------
Total Assets                                        $2,629,885   2,349,092   2,364,013   1,951,793   2,026,830
===============================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                      $  598,602     555,758     566,991     518,352     520,118
  NOW Accounts                                         475,687     400,816     338,932     285,851     320,460
  Money Market Accounts                                287,601     250,433     270,095     209,262     214,815
  Regular Savings Accounts                             162,665     148,578     147,348     129,461     130,822
  Certificates of Deposit                              576,074     533,773     571,520     427,621     426,521
---------------------------------------------------------------------------------------------------------------
     Total Deposits                                  2,100,629   1,889,358   1,894,886   1,570,547   1,612,736
Short-Term Borrowings                                   71,148      78,593      96,014      76,216     127,012
Subordinated Note Payable                               62,887      30,928      30,928           -           -
Other Long-Term Borrowings                              73,144      67,879      68,453      62,930      58,427
Other Liabilities                                       26,655      22,236      16,932      23,031      18,934
---------------------------------------------------------------------------------------------------------------
Total Liabilities                                    2,334,463   2,088,994   2,107,213   1,732,724   1,817,109
---------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                               149         142         142         133         133
Additional Paid-in-Capital                              82,619      52,772      52,363      18,411      17,922
Retained Earnings                                      213,352     208,334     204,648     200,073     191,645
Accumulated Other Comprehensive Income                    (698)     (1,150)       (353)        452          21
---------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                              295,422     260,098     256,800     219,069     209,721
---------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity           $2,629,885   2,349,092   2,364,013   1,951,793   2,026,830
===============================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                      $2,301,696   2,091,863   2,113,571   1,744,677   1,812,628
Intangible Assets
  Goodwill                                              84,511      54,371      54,341      19,657      19,656
  Deposit Base                                          26,598      22,689      23,778      18,897      19,786
  Other                                                  1,972       2,079       2,186       1,166       1,166
Interest Bearing Liabilities                         1,709,206   1,511,000   1,523,290   1,191,341   1,278,057
---------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                        $    15.87       14.69       14.51       13.19       12.64
Tangible Book Value Per Diluted Share                     9.79       10.22        9.97       10.80       10.19
---------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                         18,614      17,703      17,694      16,607      16,593
Actual Diluted Shares Outstanding                       18,617      17,705      17,701      16,612      16,597
===============================================================================================================

<F1> All share and per share data have been restated to reflect the 5-for-4 stock split effective July 1, 2005.


CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
================================================================================================================
                                                                2005                         2004
                                                       ---------------------  ----------------------------------
                                                                     First      Fourth       Third      Second
(Dollars in thousands)                                              Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                          $16,040      16,037      12,328      13,657      13,720
Acquired Reserves                                         1,385           -       4,400           -           6
Reserve Reversal - Credit Card                                -           -           -        (800)          -
Provision for Loan Losses                                   388         410         300         300         580
Net Charge-offs                                             362         407         991         829         649
----------------------------------------------------------------------------------------------------------------
Balance at End of Period                                $17,451      16,040      16,037      12,328      13,657
================================================================================================================
As a % of Loans                                            0.85%       0.87        0.88        0.80        0.90
As a % of Nonperforming Loans                            289.12      302.13      345.18      261.91      452.82
As a % of Nonperforming Assets                           280.65      284.25      304.25      220.10      334.73
================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                  $   302          88         234         187         286
Real Estate - Construction                                    -           -           -           -           -
Real Estate - Mortgage                                        2           4           9           -           -
Real Estate - Residential                                    37          25          78          19          11
Consumer                                                    536         718       1,015         998         885
----------------------------------------------------------------------------------------------------------------
Total Charge-offs                                       $   877         835       1,336       1,204       1,182
================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                  $    98           9          34          10          24
Real Estate - Construction                                    -           -           -           -           -
Real Estate - Mortgage                                        -           -           -          14           -
Real Estate - Residential                                    14           2          12           1         176
Consumer                                                    403         417         299         350         333
----------------------------------------------------------------------------------------------------------------
Total Recoveries                                        $   515         428         345         375         533
================================================================================================================
NET CHARGE-OFFS                                         $   362         407         991         829         649
================================================================================================================
Net charge-offs as a % of Average Loans <F1>               0.08%       0.09        0.22        0.22        0.18
================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                       $ 6,036       5,309       4,646       4,707       3,016
Restructured                                                  -           -           -           -           -
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                               6,036       5,309       4,646       4,707       3,016
Other Real Estate                                           182         334         625         894       1,064
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                            $ 6,218       5,643       5,271       5,601       4,080
================================================================================================================
Past Due Loans 90 Days or More                          $   562         298         605         196         330
================================================================================================================
Nonperforming Loans as a % of Loans                        0.29%       0.29        0.25        0.31        0.20
Nonperforming Assets as a % of
  Loans and Other Real Estate                              0.30        0.31        0.29        0.36        0.27
Nonperforming Assets as a % of Capital <F2>                1.99        2.04        1.93        2.42        1.83
=================================================================================================================

<F1>  Annualized
<F2>  Capital includes allowance for loan losses.


AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
---------------------------------------------------------------------------------------------------------------------------------
                                                 Second Quarter of 2005         First Quarter 2005          Fourth Quarter 2004
                                                -------------------------   --------------------------   -------------------------
                                                Average           Average    Average           Average    Average          Average
(Dollars in thousands)                          Balance  Interest  Rate      Balance  Interest  Rate      Balance  Interest  Rate
--------------------------------------------    -------------------------    -------------------------    ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,932,637  $32,200  6.68%     1,827,327   28,920  6.42     1,779,736   28,180  6.30

Investment Securities
  Taxable Investment Securities                  149,958    1,113  2.96        153,543    1,090  2.85       152,049    1,029  2.71
  Tax-Exempt Investment Securities                41,316      513  4.97         43,928      586  5.33        51,688      696  5.38
----------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      191,274    1,626  3.40        197,471    1,676  3.40       203,737    1,725  3.39

Funds Sold                                        46,572      358  3.04         22,251      159  2.85        82,638      348  1.65
----------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           2,170,483  $34,184  6.32%     2,047,049   30,755  6.09     2,066,111   30,253  5.83
                                                          ==============                 ============                 ============
Cash and Due From Banks                          104,336                        97,322                      101,959
Allowance For Loan Losses                        (16,998)                      (16,167)                     (15,813)
Other Assets                                     200,967                       178,603                      170,613
--------------------------------------------------------                     ---------                    ---------
Total Assets                                  $2,458,788                     2,306,807                    2,322,870
========================================================                     =========                    =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  413,799      560  0.54        359,151      447  0.50%      333,839      335  0.40
  Money Market Accounts                          270,195      830  1.23        251,849      625  1.01       267,710      467  0.69
  Savings Accounts                               155,286       75  0.19        147,676       75  0.21       144,967       72  0.20
  Time Deposits                                  547,919    3,153  2.31        552,069    3,162  2.32       553,435    3,228  2.32
----------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,387,199    4,618  1.34      1,310,745    4,309  1.33     1,299,951    4,102  1.25

Short-Term Borrowings                            108,508      734  2.71         79,582      450  2.29        92,193      402  1.74
Subordinated Note Payable                         45,681      667  5.86         30,928      441  5.79        20,507      294  5.71
Other Long-Term Borrowings                        68,975      769  4.47         68,200      720  4.28        77,041      836  4.32
----------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,610,363  $ 6,788  1.69%     1,489,455    5,920  1.61     1,489,692    5,634  1.50
                                                          ==============                 ============                 ============

Noninterest Bearing Deposits                     544,945                      536,633                      553,637
Other Liabilities                                 25,373                       19,773                       30,768
--------------------------------------------------------                    ---------                    ---------
Total Liabilities                              2,180,681                    2,045,861                    2,074,097

SHAREOWNERS' EQUITY:                          $  278,107                      260,946                      248,773
--------------------------------------------------------                    ---------                    ---------
Total Liabilities and Shareowners' Equity     $2,458,788                    2,306,807                    2,322,870
========================================================                    =========                    =========
Interest Rate Spread                                      $27,396  4.63%                24,835  4.48                  24,619  4.33
========================================================================                ============                  ============
Interest Income and Rate Earned <F2>                      $34,184  6.32                 30,755  6.09                  30,253  5.83
Interest Expense and Rate Paid <F3>                         6,788  1.25                  5,920  1.17                   5,634  1.08
------------------------------------------------------------------------                ------------                  ------------
Net Interest Margin                                       $27,396  5.07%                24,835  4.92                  24,619  4.75
========================================================================                ============                  ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.


AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                 Third Quarter of 2004       Second Quarter 2004
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,152,401  $23,345  6.09%   1,491,142   22,961  6.19

Investment Securities
  Taxable Investment Securities                  118,903      729  2.45      134,634      745  2.21
  Tax-Exempt Investment Securities                51,768      716  5.53       50,191      732  5.83
---------------------------------------------------------------------------------------------------

Total Investment Securities                      170,671    1,445  3.38      184,825    1,477  3.20

Funds Sold                                        39,636      147  1.45       45,688      116  1.01
---------------------------------------------------------------------------------------------------

Total Earning Assets                           1,734,708  $24,937  5.72%   1,721,655   24,554  5.74
                                                          ==============               ============
Cash and Due From Banks                           90,010                      89,921
Allowance For Loan Losses                        (13,029)                    (13,804)
Other Assets                                     129,683                     131,713
--------------------------------------------------------                   ---------
Total Assets                                  $1,941,372                   1,929,485
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  280,630      153  0.22%     283,297      121  0.17
  Money Market Accounts                          212,426      245  0.46      215,746      239  0.44
  Savings Accounts                               130,330       32  0.10      129,684       32  0.10
  Time Deposits                                  429,702    2,004  1.86      433,514    1,993  1.85
---------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,053,088    2,434  0.92    1,062,241    2,385  0.90

Short-Term Borrowings                             96,146      332  1.37      109,723      249  0.91
Subordinated Note Payable                              0        0  0.00            0        0  0.00
Other Long-Term Borrowings                        59,837      642  4.27       53,752      587  4.39
---------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,209,071  $ 3,408  1.12%   1,225,716    3,221  1.06
                                                          ==============               ============

Noninterest Bearing Deposits                     492,136                     476,389
Other Liabilities                                 22,892                      17,169
--------------------------------------------------------                   ---------
Total Liabilities                              1,724,099                   1,719,274

SHAREOWNERS' EQUITY:                          $  217,273                     210,211
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,941,372                   1,929,485
========================================================                   =========
Interest Rate Spread                                      $21,529  4.60%               21,333  4.68
========================================================================               ============
Interest Income and Rate Earned <F2>                      $24,937  5.72                24,554  5.74
Interest Expense and Rate Paid <F3>                         3,408  0.78                 3,221  0.75
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $21,529  4.94%               21,333  4.99
========================================================================               ============


<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.


AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                   Six Months Ended            Six Months Ended
                                                     June 30, 2005               June 30, 2004
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,880,272  $61,120  6.56%   1,424,175   44,271  6.25

Investment Securities
  Taxable Investment Securities                  151,740    2,203  2.91      128,167    1,380  2.15
  Tax-Exempt Investment Securities                42,615    1,099  5.16       52,233    1,554  5.95
---------------------------------------------------------------------------------------------------

Total Investment Securities                      194,355    3,302  3.40      180,400    2,934  3.26

Funds Sold                                        34,479      517  2.98       73,487      388  0.91
---------------------------------------------------------------------------------------------------

Total Earning Assets                           2,109,106  $64,939  6.21%   1,678,062   47,543  5.70
                                                          ==============               ============
Cash and Due From Banks                          100,848                      90,124
Allowance For Loan Losses                        (16,585)                    (13,264)
Other Assets                                     189,849                     125,069
--------------------------------------------------------                   ---------
Total Assets                                  $2,383,218                   1,879,991
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  386,626    1,007  0.53%     277,588      245  0.18
  Money Market Accounts                          261,072    1,455  1.12      215,412      478  0.45
  Savings Accounts                               151,502      151  0.20      122,835       60  0.10
  Time Deposits                                  549,983    6,314  2.31      427,007    3,996  1.88
---------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,349,183    8,927  1.33    1,042,842    4,779  0.92

Short-Term Borrowings                             94,125    1,184  2.54      107,064      536  1.01
Subordinated Note Payable                         38,345    1,108  5.83            0        0  0.00
Other Long-Term Borrowings                        68,590    1,489  4.38       50,387    1,084  4.33
---------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,550,243  $12,708  1.65%   1,200,293    6,399  1.07
                                                          ==============               ============

Noninterest Bearing Deposits                     540,812                     455,053
Other Liabilities                                 22,589                      16,342
--------------------------------------------------------                   ---------
Total Liabilities                              2,113,644                   1,671,688

SHAREOWNERS' EQUITY:                          $  269,574                     208,303
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $2,383,218                   1,879,991
========================================================                   =========
Interest Rate Spread                                      $52,231  4.56%               41,144  4.63
========================================================================               ============
Interest Income and Rate Earned <F2>                      $64,939  6.21                47,543  5.70
Interest Expense and Rate Paid <F3>                        12,708  1.22                 6,399  0.77
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $52,231  4.99%               41,144  4.93
========================================================================               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.